Exhibit 99.1

The Navigators Group, Inc.
CORPORATE NEWS

Navigators Reports First Quarter Earnings

New York –April 29, 2009 -- The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $12.0 million or $0.71 per share for the 2009 first quarter compared to net income of $23.3 million or $1.36 per share for the 2008 first quarter.

The first quarter summary of results was as follows:

	($ in millions)		(Diluted earnings per share)
	2009	2008	2009	2008

Net income	$12.0	$23.3	$0.71	$1.36
Less net realized capital gains / (losses)	(8.2)	(0.0)	(0.48)	(0.00)
Operating earnings (1)	$20.2	$23.3	$1.19	$1.36

o
The 2009 first quarter net realized capital losses include provisions for declines in market value which were considered to be other-than-temporary of $8.3 million for equity securities, of $1.8 million for asset-backed securities and of $0.6 million for corporate debt securities.  The after-tax loss from such provisions was $7.0 million or $0.41 per share.  The decision to record realized capital losses on such securities had no impact on the Company’s stockholders’ equity or book value per share, which increased by 3% during the first quarter to $42.07.

(1) Operating earnings, or income excluding net realized gains (losses) net of tax, is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Gross written premium for the 2009 first quarter was $275.3 million, a decrease of 4.1% from the comparable 2008 period.  Net written premium for the 2009 first quarter was $200.7 million, an increase of 6.9% from the comparable 2008 period.

The combined loss and expense ratio for the 2009 first quarter was 92.8% compared to 89.2% for the comparable 2008 period.  The combined loss and expense ratio for the 2009 first quarter was favorably impacted by 3.5 loss ratio points for redundancies in prior period loss reserves compared to 8.8 loss points for the comparable 2008 period.

Navigators’ Chief Executive Officer Stan Galanski commented, “I am very pleased to report that our book value per share increased more than three percent during the first quarter despite the declining economic environment and turbulence in the financial markets.  Net written premiums increased 6.9% and our combined ratio was 92.8%.  We remain very well positioned to capitalize on the opportunities created by the current market conditions.”

News Release
April 29, 2009

Net investment income for the 2009 first quarter was $18.7 million, a decrease of 0.5% from the comparable 2008 period.  The pre-tax investment yield for the 2009 first quarter was 3.9%, compared to 4.2% for 2008 first quarter. The effective tax rates on net investment income were 24.9% for the 2009 first quarter compared to 26.4% for the comparable 2008 period.

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 4.3 years at March 31, 2009.  At March 31, 2009, net unrealized losses within our investment portfolio were $12.9 million, a decrease of $8.8 million for the quarter due to the recognition of $12.2 million of realized losses, and $3.4 million of net unrealized losses during the period.

Consolidated cash flow from operations for the 2009 first quarter was $42.9 million compared to $59.7 million for the comparable 2008 period.

During the 2009 first quarter, the Company did not purchase any shares of its common stock.

Stockholders’ equity was $712.5 million or $42.07 per share at March 31, 2009 compared to $689.3 million or $40.89 per share at December 31, 2008.  Statutory surplus of Navigators Insurance Company was $568.0 million at March 31, 2009.

Effective in 2009, the Company has reclassified certain of its business lines, which has no effect on the segment classifications of the Insurance Company and Lloyd’s.

o
The offshore energy business, formerly included in the “Marine and Energy” businesses of the Insurance Companies and Lloyd’s, is now included in the Insurance Companies’ and Lloyd’s “Property Casualty” businesses.

o	The marine lines within both the Insurance Company and Lloyd’s are now presented as “Marine” instead of “Marine and Energy,” since the energy business has now been reclassified to “Property Casualty.”

o
Engineering and construction, European Property and other run-off business, formerly included in the “Other” category of business within the Insurance Companies and Lloyd’s, are now included under “Property Casualty.

o	The “Middle Markets” business, formerly broken out separately in the Insurance Companies, is now included in the Insurance Companies’ “Property Casualty” business.

Underwriting data for prior periods has been reclassified to reflect these changes.

The Company will hold a conference call on Friday, May 1, 2009 starting at 8:30 a.m. ET to discuss the 2009 first quarter results.  The call will be available via live webcast on Navigators’ website (www.navg.com) by clicking on the Earnings Webcast link under “News & Events.”

To participate by telephone, the domestic dial-in number is 888-680-0878 and the international dial-in is 617-213-4855. The access code is 78508745.  Participants may pre-register for the call at www.theconferencingservice.com/prereg/key.process?key=P8LXA9EVA.  Pre-registrants will be issued a pin number to use when dialing into the live call that will provide quick access by bypassing the operator upon connection.

News Release
April 29, 2009

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London.  Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Whenever used in this release, the words “estimate”, “expect”, “believe”, “may”, “will”, “intend”, “continue” or similar expressions are intended to identify such forward-looking statements.  We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face.  Please refer to Navigators’ most recent Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business.  Navigators undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Francis W. McDonnell Senior Vice President and Chief Financial Officer (914) 933-6270 fmcdonnell@navg.com www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Financial Highlights
($ in thousands, except per share data)

	Three Months Ended
	March 31,
Financial Highlights	2009	2008	Change

Gross written premium	$275,259	$287,146	-4%
Net written premium	200,652	187,722	7%

Revenues:
Net earned premium	164,946	155,740	6%
Commission income	(20)	261	NM
Investment income	18,743	18,838	-1%
Total other-than-temporary impairments	(26,871)	-	NM
Portion of loss recognized in OCI (before tax)	(16,171)	-	NM
Net impairment loss recognized in earnings	(10,700)	-	NM
Net realized capital gains (losses) on securites sold	(1,537)	(76)	NM
Other income (expense)	163	11	NM
Total revenues	171,595	174,774	-2%

Operating expenses:
Net losses and loss adjustment
expenses incurred	100,247	88,420	13%
Commission expense	22,448	20,948	7%
Other operating expenses	30,535	29,756	3%
Interest expense	2,219	2,217	0%
Total operating expenses	155,449	141,341	10%

Income before income taxes	16,146	33,433	-52%

Income tax expense (benefit):
Current	6,750	10,306	-35%
Deferred	(2,604)	(123)	NM
Income tax expense (benefit)	4,146	10,183	-59%

Net income	$12,000	$23,250	-48%

Per Share Data

Net income per common share:
Basic	$0.71	$1.38	-48%
Diluted	$0.71	$1.36	-48%

Average shares outstanding:
Basic	16,882	16,862
Diluted	17,002	17,052

Underwriting Ratios
Loss Ratio	60.8%	56.8%
Expense Ratio	32.0%	32.4%
Combined Ratio	92.8%	89.2%

Balance Sheet Data	Mar. 31,	Dec. 31,
	2009	2008
Stockholders' equity	$712,454	$689,317	3%
Book value per share	$42.07	$40.89	3%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($ in thousands)

	March 31,	December 31,
	2009	2008
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value
(amortized cost: 2009, $1,689,179; 2008, $1,664,755)	$1,676,826	$1,643,772
Equity securities, available-for-sale, at fair value (cost: 2009, $52,309; 2008, $52,523)	51,735	51,802
Short-term investments, at cost which approximates fair value	206,223	220,684
Cash	16,644	1,457
Total investments and cash	1,951,428	1,917,715

Premiums in course of collection	201,891	170,522
Commissions receivable	313	319
Prepaid reinsurance premiums	167,272	188,874
Reinsurance receivable on paid losses	70,725	67,227
Reinsurance receivable on unpaid losses and loss adjustment expenses	851,703	853,793
Net deferred income tax benefit	53,908	54,736
Deferred policy acquisition costs	57,675	47,618
Accrued investment income	16,114	17,411
Goodwill and other intangible assets	6,532	6,622
Other assets	26,072	24,743

Total assets	$3,403,633	$3,349,580

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$1,879,895	$1,853,664
Unearned premium	494,455	480,665
Reinsurance balances payable	129,296	140,319
Senior notes	123,825	123,794
Federal income tax payable	12,139	5,874
Accounts payable and other liabilities	51,569	55,947
Total liabilities	2,691,179	2,660,263

Stockholders' equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	-	-
Common stock, $.10 par value, 50,000,000 shares authorized; issued and
outstanding (Net of treasury shares) : 16,934,225 for 2009 and 16,856,073 for 2008	1,716	1,708
Additional paid-in capital	302,498	298,872
Retained earnings	418,776	406,776
Treasury stock, at cost (224,754 shares for both 2009 and 2008)	(11,540)	(11,540)
Accumulated other comprehensive income (loss)	1,004	(6,499)
Total stockholders' equity	712,454	689,317

Total liabilities and stockholders' equity	$3,403,633	$3,349,580

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Comparative Premium Data
($ in thousands)

Gross Written Premium:	First Quarter
Insurance Companies:	2009	2008	Change
Marine	$77,237	$71,485	8%
Property Casualty	84,258	100,824	-16%
Professional Liability	30,488	19,287	58%
	191,983	191,596	0%
Lloyd's Operations:
Marine	59,023	67,154	-12%
Property Casualty	13,528	17,726	-24%
Professional Liability	10,725	10,670	1%
	83,276	95,550	-13%
Total	$275,259	$287,146	-4%

Net Written Premium:	First Quarter
Insurance Companies:	2009	2008	Change
Marine	$58,459	43,463	35%
Property Casualty	59,976	69,114	-13%
Professional Liability	18,647	11,733	59%
	137,082	124,310	10%
Lloyd's Operations:
Marine	49,974	48,910	2%
Property Casualty	7,595	7,710	-1%
Professional Liability	6,001	6,792	-12%
	63,570	63,412	0%
Total	$200,652	$187,722	7%

Net Earned Premium:	First Quarter
Insurance Companies:	2009	2008	Change
Marine	$37,161	26,455	40%
Property Casualty	65,412	71,718	-9%
Professional Liability	17,717	14,073	26%
	120,290	112,246	7%
Lloyd's Operations:
Marine	31,175	28,793	8%
Property Casualty	7,923	8,742	-9%
Professional Liability	5,558	5,959	-7%
	44,656	43,494	3%
Total	$164,946	$155,740	6%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
March 31, 2009

($ in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$191,983	$83,276		$275,259
Net written premium	137,082	63,570		200,652

Net earned premium	120,290	44,656		164,946
Net losses and loss adjustment expenses	(70,153)	(30,094)		(100,247)
Commission expense	(14,968)	(7,480)		(22,448)
Other operating expenses	(24,560)	(5,981)	$6	(30,535)
Other income (expense)	201	(52)	(6)	143

Underwriting profit	10,810	1,049	-	11,859

Investment income	16,207	2,383	153	18,743
Net realized capital gains	(8,907)	(3,330)		(12,237)
Interest expense			(2,219)	(2,219)
Income (loss) before income tax
expense (benefit)	18,110	102	(2,066)	16,146

Income tax expense (benefit)	4,533	336	(723)	4,146
Net income (loss)	$13,577	$(234)	$(1,343)	$12,000

Loss and loss expenses ratio	58.3%	67.4%		60.8%
Commission expense ratio	12.4%	16.8%		13.6%
Other operating expenses ratio (1)	20.3%	13.5%		18.4%
Combined ratio	91.0%	97.7%		92.8%

(1) The other operating expenses ratio includes other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
March 31, 2008

($ in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$191,596	$95,550		$287,146
Net written premium	124,310	63,412		187,722

Net earned premium	112,246	43,494		155,740
Net losses and loss adjustment expenses	(67,356)	(21,064)		(88,420)
Commission expense	(12,948)	(8,000)		(20,948)
Other operating expenses	(22,148)	(7,608)		(29,756)
Other income (expense)	258	14		272

Underwriting profit	10,052	6,836		16,888

Investment income	15,465	2,982	$391	18,838
Net realized capital gains (losses)	(102)	26	$-	(76)
Interest expense			(2,217)	(2,217)
Income (loss) before income tax
expense (benefit)	25,415	9,844	(1,826)	33,433

Income tax expense (benefit)	7,370	3,452	(639)	10,183
Net income (loss)	$18,045	$6,392	$(1,187)	$23,250

Loss and loss expenses ratio	60.0%	48.4%		56.8%
Commission expense ratio	11.5%	18.4%		13.5%
Other operating expenses ratio (1)	19.5%	17.5%		18.9%
Combined ratio	91.0%	84.3%		89.2%

(1) The other operating expenses ratio includes other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Three Months Ended March 31, 2009
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premium	Incurred	Expenses	Loss	Expense	Total
Marine	$37,161	$26,390	$11,622	71.0%	31.3%	102.3%
Property Casualty	65,412	28,004	20,753	42.8%	31.7%	74.5%
Professional Liability	17,717	15,759	6,952	89.0%	39.2%	128.2%
	120,290	70,153	39,327	58.3%	32.7%	91.0%
Lloyd's Operations	44,656	30,094	13,513	67.4%	30.3%	97.7%
Total	$164,946	$100,247	$52,840	60.8%	32.0%	92.8%

	Three Months Ended March 31, 2008
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premium	Incurred	Expenses	Loss	Expense	Total
Marine	$26,455	$22,313	$9,169	84.3%	34.7%	119.0%
Property Casualty	71,718	36,138	20,571	50.4%	28.7%	79.1%
Professional Liability	14,073	8,905	5,098	63.3%	36.2%	99.5%
	112,246	67,356	34,838	60.0%	31.0%	91.0%
Lloyd's Operations	43,494	21,064	15,594	48.4%	35.9%	84.3%
Total	$155,740	$88,420	$50,432	56.8%	32.4%	89.2%

	Amounts		Loss Ratio
Net Incurred Loss Activity	March 31,	March 31,	March 31,	March 31,
For the Three Months Ended:	2009	2008	2009	2008
Insurance Companies:
Loss and LAE payments	$48,804	$34,164	40.6%	30.4%
Change in reserves	21,349	33,192	17.7%	29.6%
Net incurred loss and LAE	70,153	67,356	58.3%	60.0%

Lloyd's Operations:
Loss and LAE payments	23,122	16,771	51.8%	38.6%
Change in reserves	6,972	4,293	15.6%	9.8%
Net incurred loss and LAE	30,094	21,064	67.4%	48.4%

Total
Loss and LAE payments	71,926	50,935	43.6%	32.7%
Change in reserves	28,321	37,485	17.2%	24.1%
Net incurred loss and LAE	$100,247	$88,420	60.8%	56.8%

Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	March 31,	March 31,	March 31,	March 31,
For the Three Months Ended:	2009	2008	2009	2008
Insurance Companies	$5,132	$8,500	4.3%	7.6%
Lloyd's Operations	635	5,180	1.4%	11.9%
Total	$5,767	$13,680	3.5%	8.8%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Net Loss Data
($ in thousands)

	Case	IBNR
Net Loss Reserves, March 31, 2009:	Reserves	Reserves	Total
Insurance Companies:
Marine	$106,949	$96,636	$203,585
Property Casualty	116,354	359,035	475,389
Professional Liability	32,443	58,992	91,435
Total Insurance Companies	255,746	514,663	770,409
Lloyd's Operations:
Marine	97,211	83,218	180,429
Property Casualty	21,788	23,438	45,226
Professional Liability	6,416	25,712	32,128
Total Lloyd's Operations	125,415	132,368	257,783

Total Net Loss Reserves	$381,161	$647,031	$1,028,192

	Case	IBNR
Net Loss Reserves, December 31, 2008:	Reserves	Reserves	Total
Insurance Companies:
Marine	$96,244	$96,995	$193,239
Property Casualty	115,810	358,305	474,115
Professional Liability	22,913	58,793	81,706
Total Insurance Companies	234,967	514,093	749,060
Lloyd's Operations:
Marine	99,233	78,293	177,526
Property Casualty	26,218	16,386	42,604
Professional Liability	5,822	24,859	30,681
Total Lloyd's Operations	131,273	119,538	250,811

Total Net Loss Reserves	$366,240	$633,631	$999,871

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
March 31, 2009
($ in thousands)

At March 31, 2009, the average quality of the investment portfolio as rated by S&P and Moody's was AA/Aa with an average duration of 4.3 years.  All of the Company's mortgage-backed and asset-backed securities are rated AAA/Aaa by S&P and Moody's except for 40 securities approximating $30.8 million.  The Company does not own any collateralized debt obligations (CDO's), collateralized loan obligations (CLO's) or asset backed commercial paper.

At March 31, 2009, the Company owned two asset-backed securities approximating $0.2 million with subprime mortgage exposures.  The securities have an effective maturity of 1.7 years.  In addition, the Company owned a total of five collateralized mortgage obligations and asset-backed securities approximating $1.5 million classified as Alt-A which is a credit category between prime and subprime.  They have an effective maturity of 5.2 years.  Such subprime and Alt-A categories are as defined by S&P.  The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments at March 31, 2009:

March 31, 2009	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	OTTI Recognized in OCI	Cost or Amortized Cost
			($ in thousands)
Fixed maturities:
U.S. Government Treasury Bonds,
agency bonds and foreign government bonds	$398,268	$19,757	$(25)	$-	$378,536
States, municipalities and political
subdivisions	610,021	19,116	(4,230)	-	595,135
Mortgage- and asset-backed securities:
Mortgage-backed securities	314,432	14,055	(1)	-	300,378
Collateralized mortgage obligations	43,167	-	(7,188)	(16,103)	66,458
Asset-backed securities	29,826	273	(785)	(68)	30,406
Commercial mortgage-backed securities	89,648	15	(23,511)	-	113,144
Subtotal	477,073	14,343	(31,485)	(16,171)	510,386

Corporate bonds.	191,464	2,259	(15,917)	-	205,122

Total fixed maturities	1,676,826	55,475	(51,657)	(16,171)	1,689,179

Equity securities - common stocks	51,735	609	(1,183)	-	52,309

Cash	16,644	-	-	-	16,644

Short-term investments	206,223	-	-	-	206,223

Total	$1,951,428	$56,084	$(52,840)	$(16,171)	$1,964,355

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
March 31, 2009
($ in thousands)

The following three tables set forth our mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities by those issued by FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at March 31, 2009:

Mortgage-backed securities:	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
GNMA	$41,227	$1,424	$-	$39,803
FNMA	202,042	9,235	(1)	192,808
FHLMC	71,163	3,396	-	67,767
Prime	-	-	-	-
Alt-A	-	-	-	-
Subprime	-	-	-	-
Total	$314,432	$14,055	$(1)	$300,378

Collateralized mortgage obligations:	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
GNMA	$-	$-	$-	$-
FNMA	-	-	-	-
FHLMC	-	-	-	-
Prime	42,250	-	(22,772)	65,022
Alt-A	917	-	(519)	1,436
Subprime	-	-	-	-
Total	$314,432	$-	$(23,291)	$66,458

Asset-backed securities:	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
GNMA	$-	$-	$-	$-
FNMA	-	-	-	-
FHLMC	-	-	-	-
Prime	29,117	273	(648)	29,492
Alt-A	545	-	(136)	681
Subprime	164	-	(69)	233
Total	$29,826	$273	$(853)	$30,406